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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2001
                                                 ----------------

                                 HYDRIL COMPANY
                          ---------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                  000-31579            95-2777268
            ---------------               ---------            ----------
    (State or other jurisdiction of      (Commission         (IRS Employer
    incorporation or organization)       File Number)      Identification No.)

         3300 North Sam Houston Parkway East Houston, Texas 77032-3411
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (281) 449-2000
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Item 5.      Other Events.

     Hydril Company's 2001 annual meeting of stockholders will be held on Tuesday, May 22, 2001 in Houston, Texas.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               HYDRIL COMPANY


 Date:  February 8, 2001              By: /s/  Michael C. Kearney
                                               ------------------
                                               Michael C. Kearney
                                               Chief Financial Officer and
                                               VicePresident- Administration
                                               (Authorized officer and principal
                                               accounting and financial officer)